EXHIBIT 99.2

                               FINANCIAL GUIDANCE

In our fourth quarter 2005 Earnings Conference Call to be held at 2:00 P.M.
(EDT) on December 8, 2005, we will provide the following guidance regarding our expected results of operations for our fiscal year ending October 31, 2006. These forecasts are subject to many risks, uncertainties and assumptions and may vary significantly from the actual results, as further noted below. Information with respect to quarterly data is subject to even greater fluctuation and risk. We undertake no obligation to publicly update the information provided due to changes in economic conditions, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or presentations should be consulted. We suggest that you listen to the conference call in its entirety. The conference call in its entirety can be heard via the Investor Relations portion of our website, www.tollbrothers.com, until January 31, 2006.

For ease of reference, we have included the actual results for fiscal 2005. The columns designated as "Low" and "High" represents the low and high ends of the ranges for unit deliveries of homes, average delivered price of homes, land sales revenues, percentage of completion revenues, cost of revenue by line as a percentage of the applicable revenue and selling, general and administrative expenses ("SG&A") as a percentage of total revenues expected for fiscal 2006. We expect that the actual results of operations will be somewhere in between the low end and the high end of the ranges provided.

UNIT DELIVERIES OF HOMES, AVERAGE DELIVERED PRICE OF HOMES, LAND SALES AND PERCENTAGE OF COMPLETION REVENUES IN FISCAL 2006 ARE EXPECTED TO BE:

REVENUES

     HOME SALES
          UNIT DELIVERIES

                                                          2006 Estimated                   2005
                                                ----------------------------------  -----------------
                                                       Low              High              Actual
                                                ----------------  ----------------  -----------------
          Quarter ending January 31                   1,925             2,025              1,590
          Quarter ending April 30                     2,000             2,150              1,912
          Quarter ending July 31                      2,425             2,625              2,310
          Quarter ending October 31                   3,150             3,400              2,957
          Year                                        9,500            10,200              8,769

          AVERAGE DELIVERED PRICE

                                                          2006 Estimated                   2005
                                               ----------------------------------  -----------------
                                                      Low              High              Actual
                                               ----------------  ----------------  -----------------
          Quarter ending January 31                $680,000          $690,000           $622,074
          Quarter ending April 30                  $660,000          $670,000           $641,212
          Quarter ending July 31                   $670,000          $680,000           $665,151
          Quarter ending October 31                $670,000          $680,000           $678,968
          Year                                     $670,000          $680,000           $656,780

     LAND SALES (IN THOUSANDS)

                                                         2006 Estimated                   2005
                                                ----------------------------------  -----------------
                                                      Low              High              Actual
                                                ----------------  ----------------  -----------------
          Quarter ending January 31                  $3,000            $3,000             $1,225
          Quarter ending April 30                    $2,000            $2,000             $9,800
          Quarter ending July 31                     $2,000            $2,000            $10,583
          Quarter ending October 31                  $2,000            $2,000            $12,516
          Year                                       $9,000            $9,000            $34,124


     PERCENTAGE OF COMPLETION REVENUES (IN THOUSANDS)

                                                        2006 Estimated
                                               ----------------  ---------------
                                                     Low              High
                                               ----------------  ---------------
          Quarter ended January 31                  $50,000           $55,000
          Quarter ended April 30                    $75,000           $80,000
          Quarter ended July 31                     $90,000           $95,000
          Quarter ended October 31                  $65,000           $70,000
          Year                                     $280,000          $300,000

COST OF REVENUES FOR HOME SALES, LAND SALES AND PERCENTAGE OF COMPLETION REVENUES AS A PERCENTAGE OF THE APPLICABLE REVENUES AND INTEREST AS A PERCENTAGE OF TOTAL REVENUES IN FISCAL 2006 ARE EXPECTED TO BE:

COST OF REVENUES

     HOME SALES

                                                          2006 Estimated                  2005
                                               -----------------------------------  ----------------
                                                      Low               High             Actual
                                               ----------------- -----------------  ----------------
          Quarter ending January 31                  69.50%            69.30%            69.30%
          Quarter ending April 30                    68.80%            68.60%            67.75%
          Quarter ending July 31                     69.00%            68.80%            66.63%
          Quarter ending October 31                  70.20%            70.00%            67.88%
          Year                                       69.50%            69.30%            67.76%

     LAND SALES

                                                          2006 Estimated                  2005
                                               -----------------------------------  ----------------
                                                      Low               High             Actual
                                               ----------------- -----------------  ----------------
          Quarter ending January 31                  90.00%            90.00%            63.59%
          Quarter ending April 30                    90.00%            90.00%            54.24%
          Quarter ending July 31                     90.00%            90.00%            90.82%
          Quarter ending October 31                  90.00%            90.00%            69.58%
          Year                                       90.00%            90.00%            71.60%

     PERCENTAGE OF COMPLETION

                                                          2006 Estimated
                                               -----------------------------------
                                                      Low               High
                                               ----------------- -----------------
          Quarter ending January 31                  80.00%            80.00%
          Quarter ending April 30                    80.00%            80.00%
          Quarter ending July 31                     77.50%            77.50%
          Quarter ending October 31                  72.50%            72.50%
          Year                                       77.50%            77.50%

     INTEREST

                                                          2006 Estimated                  2005
                                               -----------------------------------  ----------------
                                                      Low               High             Actual
                                               ----------------- -----------------  ----------------
          Quarter ending January 31                   2.10%             2.10%             2.20%
          Quarter ending April 30                     2.10%             2.10%             2.28%
          Quarter ending July 31                      2.10%             2.10%             2.30%
          Quarter ending October 31                   2.10%             2.10%             1.97%
          Year                                        2.10%             2.10%             2.16%



INCOME FROM UNCONSOLIDATED ENTITIES FOR FISCAL 2006 IS EXPECTED TO BE
APPROXIMATELY:

                                                                      2006               2005
                                                                   Estimated            Actual
                                                               -----------------   ----------------
                                                                          (in thousands)
         Quarter ending January 31                                  $15,000             $1,935
         Quarter ending April 30                                    $15,000             $3,373
         Quarter ending July 31                                     $15,000             $4,231
         Quarter ending October 31                                  $15,000            $18,205
         Year                                                       $60,000            $27,744

INTEREST AND OTHER INCOME FOR FISCAL 2006 IS EXPECTED TO BE APPROXIMATELY:

                                                                      2006               2005
                                                                   Estimated            Actual
                                                               -----------------   ----------------
                                                                         (in thousands)
         Quarter ending January 31                                   $7,300             $6,883
         Quarter ending April 30                                     $5,700             $9,109
         Quarter ending July 31                                      $7,000            $10,583
         Quarter ending October 31                                   $8,100            $14,622
         Year                                                       $28,100            $41,197

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES AS A PERCENTAGE OF TOTAL REVENUES IN FISCAL 2006 ARE EXPECTED TO BE:

                                                                          2006 Estimated
                                                               ------------------------------------         2005
                                                                      Low                High               Actual
                                                               -----------------   ----------------    ----------------
         Quarter ending January 31                                   10.90%             10.80%              10.81%
         Quarter ending April 30                                     10.40%             10.30%               9.42%
         Quarter ending July 31                                       9.10%              9.00%               8.16%
         Quarter ending October 31                                    8.10%              8.00%               6.59%
         Year                                                         9.40%              9.30%               8.33%

Our effective income tax rate for fiscal 2005 was 39.1% of income before income taxes. Our effective income tax rate is expected to be approximately 39.0% of income before income taxes for fiscal 2006.

In-the-money stock options are included in shares outstanding using the "treasury stock method" for calculating common stock equivalents. Because we have assumed that our stock price will increase during fiscal 2006, we expect that options will be exercised and stock will be issued under our Cash Bonus Program, and we will continue to repurchase shares under our share repurchase program, the number of shares used to determine earnings per share will increase in fiscal 2006 as compared to 2005. We estimate that the share count for determining diluted earnings per share for fiscal 2006 will be:

                                                  2006                2005
                                                Estimated            Actual
                                             ----------------   ----------------
                                                       (in thousands)
         Quarter ending January 31               167,500             166,084
         Quarter ending April 30                 169,000             169,352
         Quarter ending July 31                  170,000             169,483
         Quarter ending October 31               170,500             168,930
         Year                                    169,000             168,552


FORWARD LOOKING STATEMENT

Certain information included herein and in other Company reports, SEC filings, statements and presentations is forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements concerning anticipated operating results, financial resources, changes in revenues, changes in profitability, interest expense, growth and expansion, anticipated income from joint ventures and the Toll Brothers Realty Trusts Group, the ability to acquire land, the ability to secure governmental approvals and the ability to open new communities, the ability to sell homes and properties, the ability to deliver homes from backlog, the average delivered price of homes, the ability to secure materials and subcontractors, the ability to maintain the liquidity and capital necessary to expand and take advantage of future opportunities, and stock market valuations. Such forward-looking information involves important risks and uncertainties that could significantly affect actual results and cause them to differ materially from expectations expressed herein and in other Company reports, SEC filings, statements and presentations. These risks and uncertainties include local, regional and national economic conditions, the demand for homes, domestic and international political events, uncertainties created by terrorist attacks, the effects of governmental regulation, the competitive environment in which the Company operates, fluctuations in interest rates, changes in home prices, the availability and cost of land for future growth, the availability of capital, uncertainties and fluctuations in capital and securities markets, changes in tax laws and their interpretation, legal proceedings, the availability of adequate insurance at reasonable cost, the ability of customers to finance the purchase of homes, the availability and cost of labor and materials, and weather conditions.